Exhibit 99.1

Guidewire Software Announces First Quarter Fiscal 2018 Financial Results

Foster City, CA - November 29, 2017 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products to Property and Casualty insurers, today announced its financial results for the fiscal quarter ended October 31, 2017.

“We exceeded our guidance for revenue and operating income for the first quarter of fiscal 2018,” said Marcus Ryu, chief executive officer, Guidewire Software.  “We were also gratified that our recent user conference attracted 25% greater attendance than last year. At Connections we showcased enhancements to our core, digital, and data products, our industry platform ambition, and our progress toward delivering all Guidewire products in the cloud. We also introduced our newly-acquired Cyence business, unveiled several next-generation digital and data analytics products, and expanded the scope of Guidewire Marketplace.”

Ryu continued, “Connections is also a key opportunity to refresh our understanding of how our customers and prospects are approaching their transformation journeys. This year our new cloud-based solutions received strong positive feedback, and we noted an increased willingness to consider cloud-based core systems as well. As a result, today we expect our mix of sales to feature more subscriptions and fewer perpetual and term sales than our initial expectations for fiscal 2018.”

First Quarter Fiscal 2018 Financial Highlights

Revenue

•
Total revenue for the first quarter of fiscal 2018 was $108.2 million, an increase of 15% from the same quarter in fiscal 2017. Services revenue was $59.1 million, an increase of 52%, and maintenance revenue was $18.9 million, an increase of 15%. License and other revenue was $30.1 million, a decrease of 22% from the first quarter of fiscal 2017.

•
Rolling four-quarter recurring term license and maintenance revenue was $324.8 million for the period ended October 31, 2017, an increase of 19% compared to the same metric for the period ended October 31, 2016.

Profitability

•	GAAP loss from operations was $32.7 million for the first quarter of fiscal 2018, compared with a loss of $18.3 million in the comparable period in fiscal 2017.

•	Non-GAAP loss from operations was $8.3 million for the first quarter of fiscal 2018, compared with $1.0 million in the comparable period in fiscal 2017.

•
GAAP net loss was $8.9 million for the first quarter of fiscal 2018, compared with a net loss of $7.9 million for the comparable period in fiscal 2017. GAAP net loss per share was $0.12, based on diluted weighted average shares outstanding of 75.2 million, compared with $0.11 net loss per share for the comparable period in fiscal 2017, based on diluted weighted average shares outstanding of 73.3 million.

•
Non-GAAP net loss was $4.8 million for the first quarter of fiscal 2018, compared with a net income of $1.1 million in the comparable period in fiscal 2017. Non-GAAP net loss per diluted share was $0.06, based on diluted weighted average shares outstanding of 75.2 million, compared with net income per diluted share of $0.02 in the comparable period in fiscal 2017, based on diluted weighted average shares outstanding of 74.6 million.

Liquidity

•
The Company had $653.5 million in cash, cash equivalents and investments at October 31, 2017, compared with $687.8 million at July 31, 2017. The Company used $31.2 million cash from operations in the first quarter of fiscal 2018, reflecting normal seasonal patterns.

Business Outlook
Guidewire is issuing the following outlook for the second quarter and fiscal 2018, including the impact of the previously announced acquisition of Cyence, based on current expectations:

(in $ millions, except per share outlook)	Second Quarter Fiscal Year 2018			Full Year Fiscal 2018
Revenue	152.0	-	156.0	631.0	-	641.0
License and other revenue	76.0	-	78.0	302.0	-	312.0
Maintenance revenue	18.0	-	19.0	73.0	-	75.0
Services revenue	57.5	-	59.5	250.0	-	260.0
GAAP operating income/(loss)	(16.1)	-	(12.1)	(35.0)	-	(25.0)
Non-GAAP operating income/(loss)	18.0	-	22.0	90.0	-	100.0
GAAP net income/(loss)	(25.9)	-	(22.5)	(20.7)	-	(12.2)
GAAP net income/(loss) per share	(0.34)	-	(0.30)	(0.27)	-	(0.16)
Non-GAAP net income/(loss)	13.2	-	15.8	63.3	-	69.9
Non-GAAP net income/(loss) per share	0.17	-	0.21	0.82	-	0.90
Non-GAAP income from operations and non-GAAP net income exclude stock-based compensation expense and amortization of intangible assets. The GAAP and non-GAAP estimated annual tax rates used to compute net income and EPS exclude discrete items such as forecasted tax benefits related to share-based compensation.

Conference Call Information

What:	Guidewire Software First Quarter Fiscal 2018 Financial Results Conference Call

When:	Wednesday, November 29, 2017

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(800) 289-0438, Domestic
(323) 794-2423, International

Replay:	(844) 512-2921, Passcode 9517261, Domestic
(412) 317-6671, Passcode 9517261, International

Webcast:	http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire’s website for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income (loss), Non-GAAP net income (loss) per share and Non-GAAP tax provision (benefit). These Non-GAAP financial measures exclude stock-based compensation and amortization of intangibles, and the tax effect of these adjustments for Non-GAAP net income (loss) and Non-GAAP net income (loss) per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Guidewire Software
Guidewire delivers the software that Property and Casualty (P&C) insurers need to adapt and succeed in a time of rapid industry change. We combine three elements -- core operations, data and analytics, and digital engagement -- into an insurance platform that enhances insurers’ ability to engage and empower their customers and employees. More than 300 P&C insurers around the world have selected Guidewire. For more information, please visit www.guidewire.com. Follow us on twitter: @Guidewire_PandC.
NOTE: Guidewire, Guidewire Software, Guidewire ClaimCenter, Guidewire PolicyCenter, and Guidewire BillingCenter are registered trademarks of Guidewire Software, Inc. in the United States and/or other countries.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	October 31, 2017	July 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$255,399	$263,176
Short-term investments	305,685	310,027
Accounts receivable	78,408	79,433
Prepaid expenses and other current assets	28,142	26,604
Total current assets	667,634	679,240
Long-term investments	92,388	114,585
Property and equipment, net	13,806	14,376
Intangible assets, net	66,538	71,315
Deferred tax assets, net	146,005	37,430
Goodwill	141,924	141,851
Other assets	21,853	20,104
TOTAL ASSETS	$1,150,148	$1,078,901
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$14,233	$13,416
Accrued employee compensation	24,579	48,882
Deferred revenues, current	86,661	91,243
Other current liabilities	9,959	10,075
Total current liabilities	135,432	163,616
Deferred revenues, noncurrent	24,519	19,892
Other liabilities	1,796	2,112
Total liabilities	161,747	185,620
STOCKHOLDERS’ EQUITY:
Common stock	8	8
Additional paid-in capital	850,705	830,014
Accumulated other comprehensive loss	(6,567)	(5,796)
Retained earnings	144,255	69,055
Total stockholders’ equity	988,401	893,281
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,150,148	$1,078,901

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended October 31,
	2017	2016
Revenues:
License and other	$30,093	$38,721
Maintenance	18,930	16,532
Services	59,148	38,874
Total revenues	108,171	94,127
Cost of revenues: (1)
License and other	6,715	2,430
Maintenance	3,467	3,325
Services	52,712	36,264
Total cost of revenues	62,894	42,019
Gross profit:
License and other	23,378	36,291
Maintenance	15,463	13,207
Services	6,436	2,610
Total gross profit	45,277	52,108
Operating expenses: (1)
Research and development	35,711	30,750
Sales and marketing	23,610	25,500
General and administrative	18,671	14,160
Total operating expenses	77,992	70,410
Loss from operations	(32,715)	(18,302)
Interest income	1,908	1,342
Other expense, net	(262)	(681)
Loss before income taxes	(31,069)	(17,641)
Benefit from income taxes	(22,155)	(9,783)
Net loss	$(8,914)	$(7,858)
Net loss per share:
Basic	$(0.12)	$(0.11)
Diluted	$(0.12)	$(0.11)
Shares used in computing net loss per share:
Basic	75,187,430	73,293,467
Diluted	75,187,430	73,293,467

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended October 31,
	2017	2016
	(unaudited, in thousands)
Stock-based compensation expenses:
Cost of license revenue	$174	$51
Cost of maintenance revenues	455	413
Cost of services revenues	5,226	4,695
Research and development	4,912	4,467
Marketing and sales	4,217	4,223
General and administrative	4,639	4,028
Total stock-based compensation expenses	$19,623	$17,877

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended October 31,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(8,914)	$(7,858)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,634	3,074
Stock-based compensation	19,623	17,877
Deferred income tax	(23,708)	(10,502)
Amortization of premium on available-for-sale securities, and other non-cash items	210	467
Changes in operating assets and liabilities:
Accounts receivable	855	8,682
Prepaid expenses and other assets	(3,575)	191
Accounts payable	1,868	902
Accrued employee compensation	(23,953)	(21,300)
Other liabilities	(356)	(1,251)
Deferred revenues	68	(3,192)
Net cash used in operating activities	(31,248)	(12,910)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(66,843)	(200,893)
Sales of available-for-sale securities	93,039	157,163
Purchases of property and equipment	(1,899)	(2,474)
Capitalized software development costs	(517)	—
Acquisitions of business, net of acquired cash	—	(33,593)
Net cash provided by (used in) investing activities	23,780	(79,797)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	365	1,112
Net cash provided by financing activities	365	1,112
Effect of foreign exchange rate changes on cash and cash equivalents	(674)	(924)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(7,777)	(92,519)
CASH AND CASH EQUIVALENTS—Beginning of period	263,176	223,582
CASH AND CASH EQUIVALENTS—End of period	$255,399	$131,063

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands except share and per share data))

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:
	Three Months Ended October 31,
	2017	2016
Income (loss) from operations reconciliation:
GAAP loss from operations	$(32,715)	$(18,302)
Non-GAAP adjustments:
Stock-based compensation (1)	19,623	17,877
Amortization of intangibles (1)	4,776	1,438
Non-GAAP (loss) income from operations	$(8,316)	$1,013

Net income (loss) reconciliation:
GAAP net loss	$(8,914)	$(7,858)
Non-GAAP adjustments:
Stock-based compensation (1)	19,623	17,877
Amortization of intangibles (1)	4,776	1,438
Tax impact on non-GAAP adjustments (2)	(20,283)	(10,336)
Non-GAAP net (loss) income	$(4,798)	$1,121

Tax (benefits) provision reconciliation:
GAAP tax benefits	$(22,155)	$(9,783)
Non-GAAP adjustments:
Stock-based compensation	6,470	5,721
Amortization of intangibles	1,575	460
Other income tax effects and adjustments	12,238	4,155
Non-GAAP tax (benefits) provision	$(1,872)	$553

Earnings per share reconciliation:
GAAP loss per share - Diluted	$(0.12)	$(0.11)
Amortization of intangibles acquired in business combinations	0.06	0.02
Stock-based compensation	0.26	0.24
Less tax benefit of non GAAP items	(0.26)	(0.14)
Non-GAAP dilutive shares excluded from GAAP EPS calculation (3)	—	0.01
Non-GAAP (loss) earnings per share - Diluted	$(0.06)	$0.02

Shares used in computing non-GAAP per share amounts:
GAAP weighted average shares - Diluted	75,187,430	73,293,467
Non-GAAP dilutive shares excluded from GAAP EPS calculation (3)	—	1,291,775
Pro forma weighted average shares - Diluted	75,187,430	74,585,242

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustment reflects the tax benefit resulting from all non-GAAP adjustments.
(3) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a non-GAAP basis, these shares have a dilutive effect on a Non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Second Quarter Fiscal Year 2018			Full Year Fiscal 2018
Outlook reconciliation: GAAP and non-GAAP operating income/(loss)
GAAP operating income	(16.1)	-	(12.1)	(35.0)	-	(25.0)
Non-GAAP adjustments:
Stock-based compensation	25.7	-	26.7	94.9	-	97.9
Amortization of intangibles	7.7	-	8.2	28.0	-	29.0
Non-GAAP operating income	18.0	-	22.0	90.0	-	100.0

Outlook reconciliation: GAAP and non-GAAP net income/(loss)
GAAP net income	(25.9)	-	(22.5)	(20.7)	-	(12.2)
Non-GAAP adjustments:
Stock-based compensation	25.7	-	26.7	94.9	-	97.9
Amortization of intangibles	7.7	-	8.2	28.0	-	29.0
Non-GAAP tax impact	5.0	-	4.2	(41.1)	-	(43.0)
Non-GAAP net income	13.2	-	15.8	63.3	-	69.9